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                                                                    Exhibit 99.1

                      Certifications Furnished Pursuant to
                             18 U.S.C. Section 1350,
                             As Adopted Pursuant to
                  Section 906 of the Sarbanes-Oxley Act of 2002

     In connection with the Quarterly Report of Southern Investors Service Company, Inc. (the "Company") on Form 10-QSB for the period ended March 31, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Walter M. Mischer, Sr., Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that:

     1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                      /s/  Walter M. Mischer, Sr.
                      ------------------------------------
                      Name:    Walter M. Mischer, Sr.
                      Title:   Chief Executive Officer
                      Date:    May 14, 2003

     In connection with the Quarterly Report of Southern Investors Service Company, Inc. (the "Company") on Form 10-QSB for the period ended March 31, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Eric Schumann, Senior Vice President - Finance and Principal Financial and Accounting Officer of the Company, certify, pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                      /s/  Eric Schumann
                      ------------------------------------
                      Name:    Eric Schumann
                      Title:   Senior Vice President - Finance
                               Principal Financial and Accounting Officer
                      Date:    May 14, 2003

A signed original of each of these certifications required by Section 906 has been provided to Southern Investors Service Company, Inc. and will be retained by Southern Investors Service Company, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.